UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment Number 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
612-758-5200

SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits

     On June 10, 2004, Fair Isaac Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission, including the Company’s press release announcing the Company’s acquisition of London Bridge Software Holdings plc, a corporation organized under the laws of England and Wales (“London Bridge”), on May 28, 2004, as a result of the Company’s offer for London Bridge’s ordinary share capital becoming unconditional.

     This Amendment No. 1 (the “Amendment”) on Form 8-K/A amends the Current Report on Form 8-K of the Company, filed on June 10, 2004. In that report, the Company indicated that it would file the information required under Item 7 of Form 8-K as soon as practicable, and in any event no later than 60 days after the date on which that Current Report of Form 8-K was required to be filed. The Company is filing this Amendment to provide London Bridge historical financial statements and pro forma financial information, and hereby amends Item 7, in its entirety, as set forth below.

(a) Financial Statements of Business Acquired

     The following financial statements of London Bridge are filed with this report as Exhibit 99.1 and are incorporated herein by this reference:

(i)	Report of independent registered public accounting firm to the shareholders of London Bridge Software Holdings plc.

(ii)	Audited consolidated financial statements of London Bridge Software Holdings plc for the year ended December 31, 2003, which comprise the profit and loss account, the balance sheet, the cash flow statement, the statement of total recognized gains and losses, the reconciliation of movements in shareholders’ funds and the related notes 1 to 23.

(b) Pro Forma Financial Information

     The following unaudited pro forma financial information is filed with this report as Exhibit 99.2 and is incorporated herein by this reference:

(i)	Unaudited pro forma condensed consolidated statement of income for the nine months ended June 30, 2004.

(ii)	Unaudited pro forma condensed consolidated statement of income for the year ended September 30, 2003.

(iii)	Notes to unaudited pro forma condensed consolidated financial statements.

(c) Exhibits

Exhibit
Number	Description
23.1	Consent of independent registered public accounting firm
99.1	Historical financial statements of London Bridge Software Holdings plc
99.2	Unaudited pro forma condensed consolidated financial statements

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
Date: August 11, 2004	By: /s/ CHARLES M. OSBORNE Charles M. Osborne Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description	Method of Filing
23.1	Consent of independent registered public accounting firm	Filed Electronically
99.1	Historical financial statements of London Bridge Software Holdings plc	Filed Electronically
99.2	Unaudited pro forma condensed consolidated financial statements	Filed Electronically